VIA EDGAR
---------

U. S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C. 20549

     Re: Rule 424(b)(4) Amendment to Prospectus
         Contained within Registration Statement on Form S-3
         (SEC File No. 333-39221)


Ladies and Gentlemen:

         On behalf of Inter-Tel, Incorporated (the "Registrant"), we are electronically submitting hereunder one (1) copy of a Rule 424(b)(4) amendment to the prospectus contained with the Registration Statement on Form S-3.

         Please direct any questions regarding this filing to either the undersigned, Patrick J. Schultheis or Robert G. Day of this office by mail at 650 Page Mill Road, Palo Alto, CA 94304, by facsimile at (650) 493-6811 or by telephone (650) 493-9300.


                                        Sincerely,

                                        WILSON SONSINI GOODRICH & ROSATI
                                        Professional Corporation


                                        /s/ Caine T. Moss
                                        -----------------
                                        Caine T. Moss


cc:  Patrick J. Schultheis, Esq.
     Robert G. Day, Esq.
     Stanton D. Wong, Esq.
     Shannon M. Hernandez, Esq.
     Kurt R. Kneip
     John L. Gardner, Esq.